UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2025
ATLANTIC INTERNATIONAL CORP.
(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Slyvan Avenue, Suite 2230
Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)
(201) 899-4470
(Registrant’s telephone number, including area code)
SeqLL Inc.
3 Federal Street
Billerica, MA 01821
(Former name or former address, if changed since last report)
Securities registered or to be registered as pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2025, in consideration of the Loan Agreement (as defined in Item 2.03 below), and at the request of the Board of Directors, Prateek Gattani resigned as Chairman of the Board of directors of the Company, effective on the Restatement Closing Date (as defined under the Loan Agreement). The information contained in Item 2.03 is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amended and Restated Convertible Promissory Note

In connection with the loan transaction described hereinafter with North Mill Capital, LLC, the Company and IDC Technologies. Inc (“IDC”) amended a convertible promissory note, originally issued on June 18, 2024 from the Company to IDC, in the principal amount of thirty-five million dollars ($35,000,000). By mutual agreement, the parties extended the Maturity Date (as defined) to March 31, 2027.

New ABL Lender

On April 29, 2025, Atlantic International Corp. (the “Company”)’s subsidiary, Lyneer Staffing Solutions, LLC (“Lyneer”) entered into a Loan and Security Agreement (the “Loan Agreement”) providing for a $70 million senior secured revolving credit facility (the “New Revolving Credit Facility”) with North Mill Capital, LLC, d/b/a SLR Business Credit, as lender (“SLR” or the “Lender”).

The Loan Agreement replaced Lyneer’s prior senior secured revolving credit facility (the “ABL”) provided by BMO Bank, N.A. (“BMO”). The Loan Agreement provides for an initial maximum principal amount of $70 million available under the New Revolving Credit Facility. Upon the request of Borrower made at any time from and after the date hereof until the Termination Date (defined below), and so long as no Event of Default has occurred, Lender may, in its good faith reasonable discretion, make Advances to Borrower under a revolving credit facility in an amount up to ninety percent (90%) of the aggregate outstanding amount of Eligible Accounts, provided, however, in no event at any time shall the maximum aggregate principal amount outstanding under the Revolving Credit Facility exceed Seventy Million Dollars ($70,000,000.00).

Interest shall accrue on the Daily Balance at the per annum rate of one percent (1.00%) above the Prime Rate in effect from time to time, but not less than five and three quarters of one percent (5.75%) (the “Applicable Rate”). The Company's ability to obtain revolving credit advances under the Loan Agreement is contingent upon certain conditions, including the absence of a default under the Loan Agreement. Revolving credit loan proceeds may be used for general business purposes, including the acquisition of real estate and other permitted investments.

The Loan Agreement matures on April 29, 2028 (“Termination Date”), unless Lender, at its option, in writing agrees to extend the Term for a period of one (1) year from the then Termination Date. The Loan Agreement contains customary covenants for credit facilities of this type. The Loan Agreement also contains affirmative and negative covenants applicable to the Lyneer and some or all of its subsidiaries. The Loan is guaranteed by Lyneer Holdings, Inc. and Lyneer Investments, LLC. The Loan Agreement provides for certain customary events of default, including among others, non-payment of principal, interest or other amounts when due, inaccuracy of representations and warranties, violation of covenants, cross defaults with certain other indebtedness, insolvency or inability to pay debts, bankruptcy, or a change of control.

Junior lenders of Lyneer respecting certain joint and several debt entered into intercreditor agreements with the Lender regarding their respective rights and remedies. Lyneer’s current lender funded the shortfall of six million dollars ($6,000,000), the portion owed to BMO by IDC on the ABL. BMO has assumed 3,439,803 shares of the Company previously owned by IDC as collateral. On April 28, 2025, the Term Note lender foreclosed on IDC’s remaining 21,983,926 shares of the Company’s stock.

The foregoing description of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Loan Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the Company’s ability to consummate the Transactions and raise capital prior to the Mergers, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s and Atlantic’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither the Company, presently know or that the Company currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Loan and Security Agreement dated April 29, 2025 by and among North Mill Capital, LLC (d/b/a SLR Business Credit) and Lyneer Staffing Solutions, LLC
10.2*	Revolving Credit Master Promissory Note dated April 29, 2025 from Lyneer Staffing Solutions, LLC to North Mill Capital, LLC
10.3*	Amended and Restated Convertible Promissory Note from Atlantic International Corp. to IDC Technologies, Inc. Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed with this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2025	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer
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